50144 2/99
PROSPECTUS SUPPLEMENT
dated February 8, 1999 to:
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PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
Prospectuses dated January 30, 1999

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Investment Management, Inc. ("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown:


Manager               Since     Experience
----------            ------    ----------------------------

Robert Swift          1996      Employed by Putnam Management
Managing Director               since 1995.  Prior to August,
                                1995, Mr. Swift was employed at
                                IAI International/Hill Samuel
                                Investment Advisors.

J. Peter Grant        1999      Employed by Putnam Management
Senior Vice President           since 1973.

Stephen Oler          1997      Employed by Putnam Management
Senior Vice President           since 1997.  Prior to June,
                                1997, Mr. Oler was employed at
                                Templeton Investments and prior
to
                                March, 1996, he was employed at
                                Baring Asset Management Co.

Jack P. Chang         1997      Employed by Putnam Management
Vice President                  since 1997.  Prior to July,
                                1997, Mr. Chang was employed at
                                Columbia Management.